Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund
Columbia Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund (the "Funds")

77B Accountant's Report on Internal Control


[PricewaterhouseCoopers logo]
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110


             Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Columbia Funds Series Trust I

In planning and performing our audits of the financial statements of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund and Columbia New Jersey Intermediate Municipal Bond Fund (the "Funds") as of and for the year ended October 31, 2006, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds' internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control over financial reporting includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the funds' ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the funds' annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of the Funds' internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be significant deficiencies or material weaknesses under standards established by the Public Company Accounting Oversight Board. However, we noted no deficiencies in the Funds' internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of October 31, 2006.

This report is intended solely for the information and use of management and the Board of Trustees of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2006




77C Matters submitted to a vote of security holders

Columbia Tax-Managed Growth Fund
On September 21, 2006, a Special Meeting of the Shareholders of the Fund was held to approve the following item, as described in the Proxy Statement for the Meeting. The vote cast at the Meeting were as follows:

To approve an Agreement and Plan of Reorganization
For:         94,326,052.380  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      3,844,745.657  Shares of beneficial interest
Abstain:      5,680,535.306  Shares of beneficial interest

Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund
Columbia Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund (the "Funds") 77E Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of
1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.




77M Mergers
Columbia Intermediate Municipal Bond Fund (Fund)
On September 6, 2006, the Columbia Intermediate Municipal Bond Fund which is a series of Columbia Funds Series Trust I (the "Acquiring Fund"), acquired the assets and assumed the liabilities of Columbia Florida Intermediate Municipal Bond Fund and Columbia Texas Intermediate Municipal Bond Fund (the "Acquired Funds"). The Acquired Funds are series of Columbia Funds Series Trust, and were acquired in an exchange for shares of the Acquiring Fund, pursuant to an agreement and plan of reorganization approved by both the Acquiring Funds'
Board of Trustees and the Acquired Funds' shareholders and Boards of Directors/ Trustees.


77O Transactions effected pursuant to Rule 10f-3


Columbia New York Intermediate Municipal Bond Fund

On June 9, 2006, Columbia New York Intermediate Municipal Bond Fund (Fund) purchased 1,000,000 par value of bonds of NY Triborough Bridge & Tunnel Authority 5.00% 11/15/19 (Securities) for a Total purchase price of $1,062,460 from UBS pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS Investment Bank; JP Morgan; Bear, Stearns & Co. Inc.; Citigroup; Lehman Brothers; A.G. Edwards; First Albany Capital Inc.; Loop Capital Markets LLC; M.R. Beal & Company; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; Merrill Lynch & Co.; Ramirez & Co., Inc.; Morgan Stanley; Raymond James & Associates Inc.; Roosevelt & Cross, Inc.; Wachovia Bank, N.A.





Columbia New York Intermediate Municipal Bond Fund

On June 9, 2006, Columbia New York Intermediate Municipal Bond Fund (Fund) purchased 400,000 par value of bonds of NY Triborough Bridge & Tunnel Authority 5.00% 11/15/19 (Securities) for a Total purchase price of $424,984 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS Investment Bank; JP Morgan; Bear, Stearns & Co. Inc.; Citigroup; Lehman Brothers; A.G. Edwards; First Albany Capital Inc.; Loop Capital Markets LLC; M.R. Beal & Company; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; Merrill Lynch & Co.; Ramirez & Co., Inc.; Morgan Stanley; Raymond James & Associates Inc.; Roosevelt & Cross, Inc.; Wachovia Bank, N.A.







Columbia New York Intermediate Municipal Bond Fund

On June 9, 2006, Columbia New York Intermediate Municipal Bond Fund (Fund) purchased 400,000 par value of bonds of NY Triborough Bridge & Tunnel Authority 5.00% 11/15/19 (Securities) for a Total purchase price of $424,984 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS Investment Bank; JP Morgan; Bear, Stearns & Co. Inc.; Citigroup; Lehman Brothers; A.G. Edwards; First Albany Capital Inc.; Loop Capital Markets LLC; M.R. Beal & Company; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; Merrill Lynch & Co.; Ramirez & Co., Inc.; Morgan Stanley; Raymond James & Associates Inc.; Roosevelt & Cross, Inc.; Wachovia Bank, N.A.







Columbia New York Intermediate Municipal Bond Fund

On June 9, 2006, Columbia NY Intermediate Municipal Bond Fund (Fund) purchased 200,000 par value of bonds of NY Triborough Bridge & Tunnel Authority 5.00% 11/15/19 (Securities) for a Total purchase price of $212,492 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS Investment Bank; JP Morgan; Bear, Stearns & Co. Inc.; Citigroup; Lehman Brothers; A.G. Edwards; First Albany Capital Inc.; Loop Capital Markets LLC; M.R. Beal & Company; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; Merrill Lynch & Co.; Ramirez & Co., Inc.; Morgan Stanley; Raymond James & Associates Inc.; Roosevelt & Cross, Inc.; Wachovia Bank, N.A.








Columbia New York Tax-Exempt Fund

On June 9, 2006, Columbia New York Tax-Exempt Fund (Fund) purchased 500,000 par value of bonds of NY State Environmental Facilities Corp 4.75% 6/15/31 (Securities) for a Total purchase price of $502,760 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; A.G. Edwards; Bear Stearns & Co. Inc; Goldman Sachs & Co.; Morgan Stanley & Co.; Roosevelt & Cross, Incorporated; Citigroup; Lehman Brothers; Piper Jaffray
& Co.; UBS Investment Bank;  Merrill Lynch & Co.; First Albany Capital Inc.;
M R Beal & Company; Raymond James & Associates, Inc.; Wachovia Bank, National Association



Columbia New York Tax-Exempt Fund

On June 9, 2006, Columbia New York Tax-Exempt Fund (Fund) purchased 250,000 par value of bonds of NY State Environmental Facilities Corp 4.75% 6/15/31 (Securities) for a Total purchase price of $251,380 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; A.G. Edwards; Bear Stearns & Co. Inc; Goldman Sachs & Co.; Morgan Stanley & Co.; Roosevelt & Cross, Incorporated; Citigroup; Lehman Brothers; Piper Jaffray & Co.; UBS Investment Bank; Merrill Lynch & Co.; Banc of America Securities LLC; First Albany Capital Inc.; M R Beal & Company; Raymond James & Associates, Inc.; Wachovia Bank, National Association



Columbia New York Tax-Exempt Fund

On June 9, 2006, Columbia New York Tax-Exempt Fund (Fund) purchased 250,000 par value of bonds of NY State Environmental Facilities Corp 4.75% 6/15/31 (Securities) for a Total purchase price of $251,380 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; A.G. Edwards; Bear Stearns & Co. Inc; Goldman Sachs & Co.; Morgan Stanley & Co.; Roosevelt & Cross, Incorporated; Citigroup; Lehman Brothers; Piper Jaffray & Co.; UBS Investment Bank; Merrill Lynch & Co.; First Albany Capital Inc.; M R Beal & Company; Raymond James & Associates, Inc.; Wachovia Bank, National Association




Columbia Intermediate Municipal Bond Fund

On May 23, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 3,500,000 par value of bonds of NJ Transportation Trust Fund Authority (Securities) for a Total purchase price of $3,863,335 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Citigroup Global Markets, Inc.; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; UBS Investment Bank; Morgan Stanley; Wachovia Bank National Association; A.G. Edwards & Sons, Inc.; Cabrera Capital Markets, Inc.; Howard Gary & Company; JB Hanauer & Company; M.R. Beal & Company; PNC Capital Markets Inc.; Raymond James & Associates , Inc.; Sovereign Securities Corporation, LLC; Apex Pryor Securities; First Albany Capital, Inc.; JP Morgan Securities La Salle Financial Services Inc.; Roosevelt & Cross Incorporated; Sterne , Agee & Leach, Inc.; Banc of America Securities, LLC; Gates Capital Corporation; Jackson Capital Securities LLC; Lehman Brothers; Morgan Keegan & Company ,Inc.; Powell Capital Markets, Inc.; Ryan Beck & Co.; Sturdivant & Co.; BB&T Capital Markets /Bergen Capital; George K. Baum & Company; Janney Montgomery Scott LLC; Loop Capital Markets, LLC; Piper Jaffrey & Co.; Prager, Sealy & Co., LLC; Samuel A. Ramirez & Co.' Inc.; Touissant Capital Partners,
LLC

Columbia Intermediate Municipal Bond Fund

On May 23, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 1,050,000 par value of bonds of NJ Transportation Trust Fund Authority (Securities) for a Total purchase price of $1,050,000 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Citigroup Global Markets, Inc.; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; UBS Investment Bank; Morgan Stanley; Wachovia Bank National Association; A.G. Edwards & Sons, Inc.; Cabrera Capital Markets, Inc.; Howard Gary & Company; JB Hanauer & Company; M.R. Beal & Company; PNC Capital Markets Inc.; Raymond James & Associates, Inc.; Sovereign Securities Corporation, LLC; Apex Pryor Securities; First Albany Capital, Inc.; JP Morgan Securities La Salle Financial Services Inc.; Roosevelt & Cross Incorporated; Sterne, Agee & Leach, Inc.; Gates Capital Corporation; Jackson Capital Securities LLC; Lehman Brothers; Morgan Keegan & Company, Inc.; Powell Capital Markets, Inc.; Ryan Beck & Co.; Sturdivant & Co.; BB&T Capital Markets /Bergen Capital; George K. Baum & Company; Janney Montgomery Scott LLC; Loop Capital Markets, LLC; Piper Jaffrey & Co.; Prager, Sealy & Co., LLC; Samuel
A. Ramirez & Co.' Inc.; Touissant Capital Partners, LLC

Columbia Intermediate Municipal Bond Fund

On May 23, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 1,050,000 par value of bonds of NJ Transportation Trust Fund Authority (Securities) for a Total purchase price of $1,050,000 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Citigroup Global Markets, Inc.; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; UBS Investment Bank; Morgan Stanley; Wachovia Bank
National Association; A.G. Edwards & Sons, Inc.; Cabrera Capital Markets, Inc.; Howard Gary & Company; JB Hanauer & Company; M.R. Beal & Company; PNC Capital Markets Inc.; Raymond James & Associates , Inc.; Sovereign Securities Corporation, LLC; Apex Pryor Securities; First Albany Capital, Inc.; JP Morgan Securities La Salle Financial Services Inc.; Roosevelt & Cross Incorporated; Sterne , Agee & Leach, Inc.; Gates Capital Corporation; Jackson Capital Securities LLC; Lehman Brothers; Morgan Keegan & Company , Inc.;
Powell Capital Markets, Inc.; Ryan Beck & Co.; Sturdivant & Co.; BB&T Capital Markets /Bergen Capital; George K. Baum & Company; Janney Montgomery
Scott LLC; Loop Capital Markets, LLC; Piper Jaffrey & Co.; Prager, Sealy & Co., LLC; Samuel A. Ramirez & Co.' Inc.; Touissant Capital Partners, LLC


Columbia Intermediate Municipal Bond Fund

On May 23, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 700,000 par value of bonds of NJ Transportation Trust Fund Authority (Securities) for a Total purchase price of $772,667 from RBC Capital Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Citigroup Global Markets, Inc.; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; UBS Investment Bank; Morgan Stanley; Wachovia Bank
National Association; A.G. Edwards & Sons, Inc.; Cabrera Capital Markets, Inc.; Howard Gary & Company; JB Hanauer & Company; M.R. Beal & Company; PNC Capital Markets Inc.; Raymond James & Associates , Inc.; Sovereign Securities Corporation, LLC; Apex Pryor Securities; First Albany Capital, Inc.; JP Morgan Securities La Salle Financial Services Inc.; Roosevelt & Cross Incorporated; Sterne , Agee & Leach, Inc.; Gates Capital Corporation; Jackson Capital Securities LLC; Lehman Brothers; Morgan Keegan & Company , Inc.;
Powell Capital Markets, Inc.; Ryan Beck & Co.; Sturdivant & Co.; BB&T Capital Markets /Bergen Capital; George K. Baum & Company; Janney Montgomery
Scott LLC; Loop Capital Markets, LLC; Piper Jaffrey & Co.; Prager, Sealy & Co., LLC; Samuel A. Ramirez & Co.' Inc.; Touissant Capital Partners, LLC


On May 23, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 700,000 par value of bonds of NJ Transportation Trust Fund Authority (Securities) for a Total purchase price of $772,667 from LaSalle Financial pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Citigroup Global Markets, Inc.; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; UBS Investment Bank; Morgan Stanley; Wachovia Bank
National Association; A.G. Edwards & Sons, Inc.; Cabrera Capital Markets, Inc.; Howard Gary & Company; JB Hanauer & Company; M.R. Beal & Company; PNC Capital Markets Inc.; Raymond James & Associates , Inc.; Sovereign Securities Corporation, LLC; Apex Pryor Securities; First Albany Capital, Inc.; JP Morgan Securities La Salle Financial Services Inc.; Roosevelt & Cross Incorporated; Sterne , Agee & Leach, Inc.; Gates Capital Corporation; Jackson Capital Securities LLC; Lehman Brothers; Morgan Keegan & Company , Inc.;
Powell Capital Markets, Inc.; Ryan Beck & Co.; Sturdivant & Co.; BB&T Capital Markets /Bergen Capital; George K. Baum & Company; Janney Montgomery
Scott LLC; Loop Capital Markets, LLC; Piper Jaffrey & Co.; Prager, Sealy & Co., LLC; Samuel A. Ramirez & Co.' Inc.; Touissant Capital Partners, LLC

Columbia Intermediate Municipal Bond Fund

On May 18, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 2,500,000 par value of bonds of Government Development Bank of PR 5.00% 12/1/13 (Securities) for a Total purchase price of $2,583,775 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association


Columbia Intermediate Municipal Bond Fund

On May 18, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 1,500,000 par value of bonds of Government Development Bank of PR 5.00% 12/1/13 (Securities) for a Total purchase price of $1,550,000 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association






Columbia Intermediate Municipal Bond Fund

On May 18, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 500,000 par value of bonds of Government Development Bank of PR 5.00% 12/1/13 (Securities) for a Total purchase price of $516,755 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association










Columbia Intermediate Municipal Bond Fund

On May 18, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 250,000 par value of bonds of Government Development Bank of PR 5.00% 12/1/13 (Securities) for a Total purchase price of $258,378 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association




Columbia Intermediate Municipal Bond Fund

On May 18, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 250,000 par value of bonds of Government Development Bank of PR 5.00% 12/1/13 (Securities) for a Total purchase price of $258,378 from Ramirez Co. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association


Columbia Intermediate Municipal Bond Fund

On May 18, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 250,000 par value of bonds of Government Development Bank of PR 5.00% 12/1/13 (Securities) for a Total purchase price of $258,378 from Ramirez Co. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association




Columbia Connecticut Intermediate Municipal Bond Fund

On May 18, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 360,000 par value of bonds of Government Development Bank of PR 5.00% 12/1/13 (Securities) for a Total purchase price of $370,814 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association

Columbia California Tax Exempt Fund

On August 2, 2006, Columbia California Tax Exempt Fund (Fund) purchased 750,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/32 (Securities) for a Total purchase price of $772,118 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America



Columbia California Tax Exempt Fund

On August 2, 2006, Columbia California Tax Exempt Fund (Fund) purchased 150,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/32 (Securities) for a Total purchase price of $154,424 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America

Columbia California Tax Exempt Fund

On August 2, 2006, Columbia California Tax Exempt Fund (Fund) purchased 150,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/32 (Securities) for a Total purchase price of $154,424 from UBS pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America

Columbia California Tax Exempt Fund

On August 2, 2006, Columbia California Tax Exempt Fund (Fund) purchased 150,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/32 (Securities) for a Total purchase price of $154,424 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America

Columbia California Tax Exempt Fund

On August 2, 2006, Columbia California Tax Exempt Fund (Fund) purchased 300,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/32 (Securities) for a Total purchase price of $308,847 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America

Columbia Core Bond Fund

On August 3, 2006, Columbia Core Bond Fund (Fund) purchased 815,000 par value of bonds of Caterpillar Inc 6.05% 8/15/36 (Securities) for a Total purchase price of $812,188 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Barclays Capital; Citigroup Global Markets Inc.; JP Morgan Securities; SG Americas Securities LLC; ANZ Securities; Commerzbank Capital Markets Corp; Lloyds TSB Bank PLC; Mitsubishi UFJ Securities Internat; RBC Capital Markets; TD
Securities USA LLC




Columbia Connecticut Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Connecticut Intermediate Municipal Bond Fund (Fund) purchased 150,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/23 (Securities) for a Total purchase price of $156,098 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley;Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America



Columbia Connecticut Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Connecticut Intermediate Municipal Bond Fund (Fund) purchased 100,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/23 (Securities) for a Total purchase price of $104,065 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America


Columbia Connecticut Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Connecticut Intermediate Municipal Bond Fund (Fund) purchased 100,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/23 (Securities) for a Total purchase price of $104,065 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America


Columbia Connecticut Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Connecticut Intermediate Municipal Bond Fund (Fund) purchased 500,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/23 (Securities) for a Total purchase price of $520,325 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley;Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America


Columbia Connecticut Intermediate Municipal Bond Fund

On August 2, 2006, Columbia CT Intermediate Municipal Bond Fund (Fund) purchased 50,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/23 (Securities) for a Total purchase price of $52,033 from UBS pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America


Columbia Connecticut Intermediate Municipal Bond Fund

On August 2, 2006, Columbia CT Intermediate Municipal Bond Fund (Fund) purchased 100,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/23 (Securities) for a Total purchase price of $104,065 from Chase pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America


Columbia Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 3,750,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/24 (Securities) for a Total purchase price of $3,896,400 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America


Columbia Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 750,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/24 (Securities) for a Total purchase price of $779,280 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America


Columbia Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 1,500,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/24 (Securities) for a Total purchase price of $1,558,560 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America


Columbia Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 750,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/24 (Securities) for a Total purchase price of $779,280 from UBS pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America


Columbia Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 750,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/24 (Securities) for a Total purchase price of $779,280 from Lehman pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America



Columbia Massachusetts Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Massachusetts Intermediate Municipal Bond Fund
(Fund) purchased 425,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/22 (Securities) for a Total purchase price of $442,956 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley;Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America



Columbia Massachusetts Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Massachusetts Intermediate Municipal Bond Fund
(Fund) purchased 170,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/22 (Securities) for a Total purchase price of $177,183 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America



Columbia Massachusetts Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Masschusetts Intermediate Municipal Bond Fund (Fund) purchased 85,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/22 (Securities) for a Total purchase price of $88,591 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America



Columbia Massachusetts Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Massachusetts Intermediate Municipal Bond Fund
(Fund) purchased 85,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/22 (Securities) for a Total purchase price of $88,591 from UBS pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America


Columbia Massachusetts Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Massachusetts Intermediate Municipal Bond Fund
(Fund) purchased 85,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/22 (Securities) for a Total purchase price of $88,591 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America


Columbia Rhode Island Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Rhode Island Intermediate Municipal Bond Fund (Fund) purchased 37,500 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/23 (Securities) for a Total purchase price of $39,024 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America


Columbia Rhode Island Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Rhode Island Intermediate Municipal Bond Fund (Fund) purchased 25,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/23 (Securities) for a Total purchase price of $26,016 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America

Columbia Rhode Island Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Rhode Island Intermediate Municipal Bond Fund (Fund) purchased 25,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/23 (Securities) for a Total purchase price of $26,016 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America

Columbia Rhode Island Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Rhode Island Intermediate Municipal Bond Fund (Fund) purchased 125,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/23 (Securities) for a Total purchase price of $130,081 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America


Columbia Rhode Island Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Rhode Island Intermediate Municipal Bond Fund (Fund) purchased 12,500 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/23 (Securities) for a Total purchase price of $13,008 from UBS pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America


Columbia Rhode Island Intermediate Municipal Bond Fund

On August 2, 2006, Columbia Rhode Island Intermediate Municipal Bond Fund (Fund) purchased 25,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/23 (Securities) for a Total purchase price of $26,016 from Chase pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Lehman Brothers; Raymond James & Associates, Inc.; Citigroup; Merrill Lynch & Co.; Samuel Ramirez & Co.; Wachovia Bank, National Association; Goldman Sachs & Co.; JP Morgan; Popular Securities; UBS Investment Bank of America


Columbia North Carolina Intermediate Municipal Bond Fund

On September 21, 2006, Columbia NC Intermediate Municipal Bond Fund (Fund) purchased 750,000 par value of bonds of City of Raleigh NC 5.00% 3/1/16 (Securities) for a Total purchase price of $819,255 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; A.G. Edwards; Banc of America Securities LLC; Wachovia Securities; Davenport & Company LLC



Columbia North Carolina Intermediate Municipal Bond Fund

On September 21, 2006, Columbia North Carolina Intermediate Municipal Bond Fund
(Fund) purchased 225,000 par value of bonds of City of Raleigh NC 5.00% 3/1/16 (Securities) for a Total purchase price of $245,777 from Davenport pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; A.G. Edwards; Banc of America Securities LLC; Wachovia Securities; Davenport & Company LLC


Columbia North Carolina Intermediate Municipal Bond Fund

On September 21, 2006, Columbia North Carolina Intermediate Municipal Bond Fund
(Fund) purchased 300,000 par value of bonds of City of Raleigh NC 5.00% 3/1/16 (Securities) for a Total purchase price of $327,702 from Wachovia pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; A.G. Edwards; Wachovia Securities; Davenport & Company LLC




Columbia North Carolina Intermediate Municipal Bond Fund

On September 21, 2006, Columbia North Carolina Intermediate Municipal Bond Fund
(Fund) purchased 225,000 par value of bonds of City of Raleigh NC 5.00% 3/1/16 (Securities) for a Total purchase price of $245,777 from AG Edwards pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; A.G. Edwards; Wachovia Securities; Davenport & Company LLC



Columbia New York Intermediate Municipal Bond Fund

On June 9, 2006, Columbia New York Intermediate Municipal Bond Fund (Fund) purchased 1,000,000 par value of bonds of NY Triborough Bridge and Tunnel Authority (Securities) for a Total purchase price of $1,062,460 from UBS pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS Investment Bank; JP Morgan; Bear, Stearns & Co. Inc.; Citigroup; Lehman Brothers; A.G. Edwards; First Albany Capital Inc.; Loop Capital Markets LLC; M.R. Beal & Company; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; Merrill Lynch & Co.; Ramirez & Co., Inc.; Morgan Stanley; Raymond James & Associates Inc.; Roosevelt & Cross, Inc.; Wachovia Bank, N.A.


Columbia New York Intermediate Municipal Bond Fund

On June 9, 2006, Columbia New York Intermediate Municipal Bond Fund (Fund) purchased 400,000 par value of bonds of NY Triborough Bridge and Tunnel Authority (Securities) for a Total purchase price of $424,984 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as aparticipating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS Investment Bank; JP Morgan; Bear, Stearns & Co. Inc.; Citigroup; Lehman Brothers; A.G. Edwards; First Albany Capital Inc.; Loop Capital Markets LLC; M.R. Beal & Company; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; Merrill Lynch & Co.; Ramirez & Co., Inc.; Morgan Stanley; Raymond James & Associates Inc.; Roosevelt & Cross, Inc.; Wachovia Bank, N.A.


Columbia New York Intermediate Municipal Bond Fund

On June 9, 2006, Columbia New York Intermediate Municipal Bond Fund (Fund) purchased 400,000 par value of bonds of NY Triborough Bridge and Tunnel Authority (Securities) for a Total purchase price of $424,984 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS Investment Bank; JP Morgan; Bear, Stearns & Co. Inc.; Citigroup; Lehman Brothers; A.G. Edwards; First Albany Capital Inc.; Loop Capital Markets LLC; M.R. Beal & Company; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; Merrill Lynch & Co.; Ramirez & Co., Inc.; Morgan Stanley; Raymond James & Associates Inc.; Roosevelt & Cross, Inc.; Wachovia Bank, N.A.



Columbia New York Intermediate Municipal Bond Fund

On June 9, 2006, Columbia New York Intermediate Municipal Bond Fund (Fund) purchased 200,000 par value of bonds of NY Triborough Bridge and Tunnel Authority (Securities) for a Total purchase price of $212,492 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS Investment Bank; JP Morgan; Bear, Stearns & Co. Inc.; Citigroup; Lehman Brothers; A.G. Edwards; First Albany Capital Inc.; Loop Capital Markets LLC; M.R. Beal & Company; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; Merrill Lynch & Co.; Ramirez & Co., Inc.; Morgan Stanley; Raymond James & Associates
Inc.; Roosevelt & Cross, Inc.; Wachovia Bank, N.A.


Columbia New York Tax-Exempt Fund

On June 9, 2006, Columbia New York Tax-Exempt Fund (Fund) purchased 500,000 par value of bonds of NY State Environmental Facilities Corp(Securities) for a Total purchase price of $502,760 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; A.G. Edwards; Bear Stearns & Co. Inc; Goldman Sachs & Co.; Morgan Stanley & Co.; Roosevelt & Cross,Incorporated; Citigroup; Lehman Brothers; Piper Jaffray & Co.; UBS Investment Bank; Merrill Lynch & Co.; Banc of America Securities LLC;
First Albany Capital Inc.; M R Beal & Company;  Raymond James & Associates,
 Inc.; Wachovia Bank, National Association


Columbia New York Tax-Exempt Fund

On June 9, 2006, Columbia New York Tax-Exempt Fund (Fund) purchased 250,000 par value of bonds of NY State Environmental Facilities Corp(Securities) for a Total purchase price of $251,380 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; A.G. Edwards; Bear Stearns & Co. Inc; Goldman Sachs & Co.; Morgan Stanley &
Co.; Roosevelt & Cross, Incorporated; Citigroup; Lehman Brothers; Piper Jaffray & Co.; UBS Investment Bank; Merrill Lynch & Co.; First Albany Capital Inc.; M R Beal & Company; Raymond James & Associates, Inc.; Wachovia Bank, National Association


Columbia New York Tax-Exempt Fund

On June 9, 2006, Columbia New York Tax-Exempt Fund (Fund) purchased 250,000 par value of bonds of NY State Environmental Facilities Corp(Securities) for a Total purchase price of $251,380 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; A.G. Edwards; Bear Stearns & Co. Inc; Goldman Sachs & Co.; Morgan Stanley & Co.; Roosevelt & Cross,Incorporated; Citigroup; Lehman Brothers; Piper Jaffray & Co.; UBS Investment Bank; Merrill Lynch & Co.; Banc of America Securities LLC;
First Albany Capital Inc.; M R Beal & Company;  Raymond James & Associates,
 Inc.; Wachovia Bank, National Association






Columbia Intermediate Municipal Bond Fund

On May 23, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 3,500,000 par value of bonds of NJ Transportation Trust Fund Authority (Securities) for a Total purchase price of $3,863,335 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Citigroup Global Markets, Inc.; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; UBS Investment Bank; Morgan Stanley; Wachovia Bank National Association; A.G. Edwards & Sons, Inc.; Cabrera Capital Markets, Inc.; Howard Gary & Company; JB Hanauer & Company; M.R. Beal & Company; PNC Capital Markets Inc.; Raymond James & Associates, Inc.; Sovereign Securities Corporation, LLC; Apex Pryor Securities; First Albany Capital, Inc.; JP Morgan Securities La Salle Financial Services Inc.; Roosevelt & Cross Incorporated; Sterne, Agee & Leach, Inc.; Banc of America Securities, LLC; Gates Capital Corporation; Jackson Capital Securities LLC; Lehman Brothers; Morgan Keegan & Company , Inc.; Powell Capital Markets, Inc.; Ryan Beck & Co.; Sturdivant & Co.; BB&T Capital Markets/Bergen Capital; George K. Baum & Company; Janney Montgomery Scott LLC; Loop Capital Markets, LLC; Piper Jaffrey & Co.; Prager, Sealy & Co., LLC; Samuel A. Ramirez & Co.' Inc.; Touissant Capital Partners, LLC

Columbia Intermediate Municipal Bond Fund

On May 23, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 1,050,000 par value of bonds of NJ Transportation Trust Fund Authority (Securities) for a Total purchase price of $1,159,001 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Citigroup Global Markets, Inc.; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; UBS Investment Bank; Morgan Stanley; Wachovia Bank National Association; A.G. Edwards & Sons, Inc.; Cabrera Capital Markets, Inc.; Howard Gary & Company; JB Hanauer & Company; M.R. Beal & Company; PNC Capital Markets Inc.; Raymond James & Associates , Inc.; Sovereign Securities Corporation, LLC; Apex Pryor Securities; First Albany Capital, Inc.; JP Morgan Securities La Salle Financial Services Inc.; Roosevelt & Cross Incorporated; Sterne , Agee & Leach, Inc.;Gates Capital Corporation; Jackson Capital Securities LLC; Lehman Brothers; Morgan Keegan & Company ,Inc.; Powell Capital Markets, Inc.; Ryan Beck & Co.; Sturdivant & Co.; BB&T Capital Markets /Bergen Capital; George K. Baum & Company; Janney Montgomery Scott LLC; Loop Capital Markets, LLC; Piper Jaffrey & Co.; Prager, Sealy & Co., LLC; Samuel A. Ramirez & Co.' Inc.; Touissant Capital Partners, LLC

Columbia Intermediate Municipal Bond Fund

On May 23, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 1,050,000 par value of bonds of NJ Transportation Trust Fund Authority (Securities) for a Total purchase price of $1,159,001 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Citigroup Global Markets, Inc.; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; UBS Investment Bank; Morgan Stanley; Wachovia Bank National Association; A.G. Edwards & Sons, Inc.; Cabrera Capital Markets, Inc.; Howard Gary & Company; JB Hanauer & Company; M.R. Beal & Company; PNC Capital Markets Inc.; Raymond James & Associates , Inc.; Sovereign Securities Corporation, LLC; Apex Pryor Securities; First Albany Capital, Inc.; JP Morgan Securities La Salle Financial Services Inc.; Roosevelt & Cross Incorporated; Sterne , Agee & Leach, Inc.;Gates Capital Corporation; Jackson Capital Securities LLC; Lehman Brothers; Morgan Keegan & Company ,Inc.; Powell Capital Markets, Inc.; Ryan Beck & Co.; Sturdivant & Co.; BB&T Capital Markets /Bergen Capital; George K. Baum & Company; Janney Montgomery Scott LLC; Loop Capital Markets, LLC; Piper Jaffrey & Co.; Prager, Sealy & Co., LLC; Samuel A. Ramirez & Co.' Inc.; Touissant Capital Partners, LLC

Columbia Intermediate Municipal Bond Fund

On May 23, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 700,000 par value of bonds of NJ Transportation Trust Fund Authority (Securities) for a Total purchase price of $772,667 from RBC Capital Market pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Citigroup Global Markets, Inc.; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; UBS Investment Bank; Morgan Stanley; Wachovia Bank National Association; A.G. Edwards & Sons, Inc.; Cabrera Capital Markets, Inc.; Howard Gary & Company; JB Hanauer & Company; M.R. Beal & Company; PNC Capital Markets Inc.; Raymond James & Associates , Inc.; Sovereign Securities Corporation, LLC; Apex Pryor Securities; First Albany Capital, Inc.; JP Morgan Securities La Salle Financial Services Inc.; Roosevelt & Cross Incorporated; Sterne , Agee & Leach, Inc.;Gates Capital Corporation; Jackson Capital Securities LLC; Lehman Brothers; Morgan Keegan & Company ,Inc.; Powell Capital Markets, Inc.; Ryan Beck & Co.; Sturdivant & Co.; BB&T Capital Markets /Bergen Capital; George K. Baum & Company; Janney Montgomery Scott LLC; Loop Capital Markets, LLC; Piper Jaffrey & Co.; Prager, Sealy & Co., LLC; Samuel A. Ramirez & Co.' Inc.; Touissant Capital Partners, LLC

Columbia Intermediate Municipal Bond Fund

On May 23, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 700,000 par value of bonds of NJ Transportation Trust Fund Authority (Securities) for a Total purchase price of $772,667 from LaSalle Financial pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Citigroup Global Markets, Inc.; RBC Capital Markets; Siebert Brandford Shank & Co., LLC; UBS Investment Bank; Morgan Stanley; Wachovia Bank National Association; A.G. Edwards & Sons, Inc.; Cabrera Capital Markets, Inc.; Howard Gary & Company; JB Hanauer & Company; M.R. Beal & Company; PNC Capital Markets Inc.; Raymond James & Associates , Inc.; Sovereign Securities Corporation, LLC; Apex Pryor Securities; First Albany Capital, Inc.; JP Morgan Securities La Salle Financial Services Inc.; Roosevelt & Cross Incorporated; Sterne , Agee & Leach, Inc.;Gates Capital Corporation; Jackson Capital Securities LLC; Lehman Brothers; Morgan Keegan & Company ,Inc.; Powell Capital Markets, Inc.; Ryan Beck & Co.; Sturdivant & Co.; BB&T Capital Markets /Bergen Capital; George K. Baum & Company; Janney Montgomery Scott LLC; Loop Capital Markets, LLC; Piper Jaffrey & Co.; Prager, Sealy & Co., LLC; Samuel A. Ramirez & Co.' Inc.; Touissant Capital Partners, LLC

Columbia Intermediate Municipal Bond Fund

On May 18, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 2,500,000 par value of notes of Government Development Bank for PR (Securities) for a Total purchase price of $2,583,775 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association



Columbia Intermediate Municipal Bond Fund

On May 18, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 1,500,000 par value of notes of Government Development Bank for PR (Securities) for a Total purchase price of $1,550,265 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association



Columbia Intermediate Municipal Bond Fund

On May 18, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 500,000 par value of notes of Government Development Bank for PR (Securities) for a Total purchase price of $516,755 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association


Columbia Intermediate Municipal Bond Fund

On May 18, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 500,000 par value of notes of Government Development Bank for PR (Securities) for a Total purchase price of $516,755 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association



Columbia Intermediate Municipal Bond Fund

On May 18, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 250,000 par value of notes of Government Development Bank for PR (Securities) for a Total purchase price of $258,378 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association






Columbia Intermediate Municipal Bond Fund

On May 18, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 250,000 par value of notes of Government Development Bank for PR (Securities) for a Total purchase price of $258,378 from Ramirez Co. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association










Columbia Connecticut Intermediate Municipal Bond Fund

On May 18, 2006, Columbia Intermediate Municipal Bond Fund (Fund) purchased 360,000 par value of notes of Government Development Bank for PR (Securities) for a Total purchase price of $370,814 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association

Columbia California Intermediate Municipal Bond Fund

On May 18, 2006, Columbia California Intermediate Municipal Bond Fund (Fund) purchased 500,000 par value of notes of Government Development Bank for PR (Securities) for a Total purchase price of $513,165 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association


Columbia California Intermediate Municipal Bond Fund

On May 18, 2006, Columbia California Intermediate Municipal Bond Fund (Fund) purchased 50,000 par value of notes of Government Development Bank for PR (Securities) for a Total purchase price of $51,317 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association


Columbia California Intermediate Municipal Bond Fund

On May 18, 2006, Columbia California Intermediate Municipal Bond Fund (Fund) purchased 50,000 par value of notes of Government Development Bank for PR (Securities) for a Total purchase price of $51,317 from Popular Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association



Columbia California Intermediate Municipal Bond Fund

On May 18, 2006, Columbia California Intermediate Municipal Bond Fund (Fund) purchased 300,000 par value of notes of Government Development Bank for PR (Securities) for a Total purchase price of $307,899 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association



Columbia California Intermediate Municipal Bond Fund

On May 18, 2006, Columbia California Intermediate Municipal Bond Fund (Fund) purchased 100,000 par value of notes of Government Development Bank for PR (Securities) for a Total purchase price of $102,633 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association



Columbia Massachusetts Intermediate Municipal Bond Fund

On October 4, 2006, Columbia Massachusetts Intermediate Municipal Bond Fund
(Fund) purchased 4,000,000 par value of bonds of Commonwealth of MA GO Refunding Bonds 2006 Series B 5.25% 9/1/22 (Securities) for a Total purchase price of $4,547,600 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Bear Stearns & Co. Inc.; Lehman Brothers; A.G. Edwards & Sons, Inc.; Corby Capital Markets, Inc.; Finacorp Securities; Loop Capital Markets, LLC; Morgan Keegan & Company, Inc.; Raymond James & Associates, Inc.; Citigroup; Eastern Bank Capital Markets; First Albany Capital Inc.; M.R. Beal & Company; RBC Capital Markets; Southwest Securities Inc.; Wachovia Bank, N.A.; JP Morgan; UBS Investment Bank;Cabrera Capital Markets, Inc.; Fidelity Capital Markets; Goldman Sachs & Co.; Melvin Securities LLC; Ramirez & Co. Inc.; Sovereign Securities Corporation, LLC









77Q1 Exhibits

Management Agreements herein incorporated by reference to Accession Number 0000773757-06-000196.